UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 16, 2014

Prudential Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-55084	46-2935427
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1834 West Oregon Avenue, Philadelphia, Pennsylvania	19145
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(215) 755-1500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)      Not applicable.

(b)      Not applicable.

(c)      Not applicable.

(d)      Not applicable.

(e)      On April 16, 2014, certain amendments to the employment agreement between Prudential Savings Bank (the “Bank”) and Salvatore Fratanduono (the “Employment Agreement”) were approved by the Board of Directors of the Bank, the wholly owned subsidiary of Prudential Bancorp, Inc., after first being considered by the Compensation Committee of the Board of Directors. The Employment Agreement with Mr. Fratanduono was amended primarily to revise the severance provisions. In the event that he terminates his employment because of failure to comply with any material provision of the Employment Agreement by the Bank or the Employment Agreement is terminated by the Bank other than for cause, disability, retirement or death or in connection with a change in control, as defined in the Employment Agreement, Mr. Fratanduono will be entitled to the payment of two times (previously one times) his average annual cash compensation (salary and cash bonuses) as cash severance and the maintenance until the earlier to occur of the passage of two years or until the executive’s full time employment with another employer, of the executive’s participation in all employee benefit plans in which the executive was entitled to participate or similar plans, programs or arrangements if his continued participation is not permissible. The Employment Agreement continues to provide that benefits under the Employment Agreement will be reduced to the extent necessary to ensure that the executive does not receive any “parachute payment” as such term is defined under Section 280G of the Internal Revenue Code.

The foregoing description is qualified in its entirety by reference to the Employment Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

(f)      Not applicable.

Item 9.01      Financial Statements and Exhibits

(a)      Not applicable.

(b)      Not applicable.

(c)      Not applicable.

(d) Exhibits

The following exhibits are included herewith.

Exhibit Number	Description
10.1	Amended and Restated Employment Agreement between the Bank and Salvatore Fratanduono

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRUDENTIAL BANCORP, INC.

Date: April 21, 2014	By:	/s/Joseph R. Corrato
Joseph R. Corrato
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Amended and Restated Employment Agreement between the Bank and Salvatore Fratanduono